UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2018

AutoWeb, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Blvd., Suite 200, Irvine, California 92612
(Address of principal executive offices)

949-225-4500
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02	Results of Operations and Financial Condition.

On November 8, 2018, AutoWeb, Inc., a Delaware corporation (“AutoWeb” or “Company”), announced in a press release its financial results for the quarter ended September 30, 2018. A copy of AutoWeb's press release announcing these financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the press release, the Company also held a conference call that was webcast on November 8, 2018. Presentation slides referenced during the conference call were available on the Company’s website for viewing by call participants. A transcript of that call, including the presentation slides referenced during the conference call, is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The attached press release, transcript, and presentation slides contain information that includes the following Non-GAAP financial measures as defined in Regulation G adopted by the Securities and Exchange Commission: “Non-GAAP (Loss) Income,” “Non-GAAP EPS,” “Adjusted Gross Profit,” and “Adjusted Gross Margin.” The Company defines (i) Non-GAAP (Loss) Income as generally accepted accounting principles (“GAAP”) net (loss) income before amortization of acquired intangibles, non-cash stock-based compensation, severance costs, gain or loss on investment or sale, litigation settlements, goodwill impairment, long-lived asset impairment and income taxes; (ii) Non-GAAP EPS as Non-GAAP (Loss) Income divided by weighted average diluted shares outstanding; (iii) Adjusted Gross Profit as GAAP gross profit minus the one-time cost of revenues – impairment charge due to the DealerX platform license; and (iv) Adjusted Gross Margin as GAAP gross margin excluding the impact of the one-time cost of revenues – impairment charge due to the DealerX platform license. In addition to the foregoing Non-GAAP financial measures, for year-over-year comparisons, prior year results for all periods presented are adjusted to exclude the Company’s specialty finance leads product, which was divested on December 31, 2016, which comparisons and prior year results are also Non-GAAP financial measures as defined by Regulation G. The Company’s management believes that presenting Non-GAAP (Loss) Income, Non-GAAP EPS, Adjusted Gross Profit, Adjusted Gross Margin, and the adjusted year-over-year comparisons and prior year results provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations, as well as providing for more consistent period-over-period comparisons. These Non-GAAP financial measures also assist management in its operational and financial decision-making and monitoring the Company’s performance. In addition, the Company uses Non-GAAP (Loss) Income and Non-GAAP EPS as a measure for determining incentive compensation targets. These Non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management strongly encourages investors to review the Company’s consolidated financial statements in their entirety and to not rely on any single financial measure. Tables providing reconciliations of Non-GAAP (Loss) Income, Non-GAAP EPS, Adjusted Gross Profit, Adjusted Gross Margin, and the adjusted year-over-year comparisons and prior year results are included at the end of the press release and in the presentation slides attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The attached press release, transcript, and presentation slides are incorporated herein solely for purposes of this Item 2.02 disclosure. The information furnished pursuant to this Item 2.02, including the exhibits attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language of such filing. In addition, the press release, transcript and presentation slides furnished as exhibits to this report include “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, stating that certain statements about AutoWeb’s business contained in the press release, transcript and presentation slides are “forward-looking” rather than “historic.”

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press Release dated November 8, 2018
99.2	Transcript of AutoWeb, Inc.’s Conference Call dated November 8, 2018 and Conference Call Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 13, 2018
AUTOWEB, INC.
By:	/s/ Glenn E. Fuller
Name: Glenn E. Fuller, Title: Executive Vice President, Chief Legal and Administrative Officer and Secretary